UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2022

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

delaware (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CASI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 — Entry into a Material Definitive Agreement.

On March 2, 2022, CASI Pharmaceuticals, Inc., a Delaware corporation (“CASI” or the “Company”), entered into a two-year renewal Exclusive Distribution Agreement (the “Agreement”), effective as of March 2, 2022, with China Resources Pharmaceutical Commercial Group International Trading Co., Ltd. (“CRPCGIT”), a company of limited liability, established and existing under the laws of the People’s Republic of China, and CASI Pharmaceuticals (China) Co., Ltd, (“CASI China”) a company of limited liability, incorporated and existing under the laws of the People’s Republic of China and a wholly owned subsidiary of the Company. Under the terms of the Agreement, CASI appointed CRPCGIT on an exclusive basis as its sole distributor for the sale of Melphalan Hydrochloride for Injection (EVOMELA®) (the “Product”) in the territory of the People’s Republic of China (excluding Hong Kong, Taiwan and Macau) (the “Territory”) during the term of this Agreement, subject to certain terms and conditions. CRPCGIT may appoint sub-distributors of its choice in furtherance of this goal provided that CASI has been notified in writing and received the due diligence or any other information of the sub-distributor as CASI requests. CRPCGIT agreed to use its best efforts to distribute and sell the Product to the maximum number of customers in the Territory.

The foregoing description of the Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Agreement that will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022.

A copy of the press release of the Company announcing the Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document
99.1 ─	Press Release of CASI Pharmaceuticals, Inc., dated March 4, 2022.
104 ─	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.
(Registrant)

By:	/s/ Larry Zhang
Larry Zhang
President

March 4, 2022